================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         ALASKA APOLLO RESOURCES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          ALASKA APOLLO RESOURCES INC.
                        131 PROSPEROUS PLACE, SUITE 17-A
                         LEXINGTON, KENTUCKY 40509-1844

                            ------------------------

                    PROXY STATEMENT AND INFORMATION CIRCULAR
                               AS AT MAY 21, 1997

                          ALASKA APOLLO RESOURCES INC.
                        131 PROSPEROUS PLACE, SUITE 17-A
                         LEXINGTON, KENTUCKY 40509-1844

                                  May 21, 1997

To Our Shareholders:

     You are cordially invited to attend the 1997 Annual General Meeting of the Shareholders of Alaska Apollo Resources Inc. to be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 25, 1997 at 10:00 a.m., Vancouver, British Columbia time.

     At the meeting, we will report on the progress of the Company, comment on matters of interest and respond to your questions. A copy of the Company's 1996 Annual Report to Shareholders has been furnished to shareholders.

     Whether or not you plan to attend the meeting, we ask that you indicate the manner in which you wish your shares to be voted and sign and return your proxy as promptly as possible in the enclosed envelope so that your vote may be recorded. You may vote your shares in person if you attend the meeting, even if you send in your proxy.

     We appreciate your continued interest in Alaska Apollo Resources Inc.

                                          Very truly yours,

                                          /s/ WILLIAM S. DAUGHERTY
                                          --------------------------------------
                                          William S. Daugherty
                                          Chairman of the Board and President

                          ALASKA APOLLO RESOURCES INC.
                        131 PROSPEROUS PLACE, SUITE 17-A
                         LEXINGTON, KENTUCKY 40509-1844

                            ------------------------

              NOTICE OF ANNUAL GENERAL MEETING OF THE SHAREHOLDERS
                          TO BE HELD ON JUNE 25, 1997

To the shareholders of Alaska Apollo Resources Inc.:

     Notice is hereby given that the 1997 Annual General Meeting of the Shareholders (the "Meeting") of Alaska Apollo Resources Inc. (the "Company") will be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 25, 1997 at 10:00 a.m., Vancouver, British Columbia time, for the following purposes:

          1. To fix the number of directors of the Board of Directors at three members.

          2. The election of three directors as members of the Board of Directors.

          3. To consider and vote upon the Company's 1997 Stock Option Plan.

          4. For the ratification of the Company's independent public accountants.

          5. To receive the report of the Board of Directors.

          6. To receive the audited financial statements of the Company for the year ending December 31, 1996, together with the auditor's report thereon.

          7. Such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on May 16, 1997 are entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. A list of such shareholders will be available for inspection for at least 10 days prior to the Meeting during normal business hours at the offices of the Company.

     Shareholders are cordially invited to attend the Meeting in person. Those who do not plan to attend and who wish their shares voted are requested to sign, date, and mail promptly the enclosed proxy, for which a return envelope is provided.

                                          By Order of the Board of Directors.

                                          /s/ WILLIAM S. DAUGHERTY
                                          --------------------------------------
                                          William S. Daugherty
                                          Chairman of the Board and President

Lexington, Kentucky
May 21, 1997

                    PROXY STATEMENT AND INFORMATION CIRCULAR

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Alaska Apollo Resources Inc., a British Columbia corporation (the "Company"), to be voted at the 1997 Annual General Meeting of Shareholders (the "Meeting") to be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 25, 1997 at 10:00 a.m., Vancouver, British Columbia time, and at any and all adjournments thereof. The information contained in this Proxy Statement is given as of May 21, 1997, unless otherwise stated herein.

     The 1996 Annual Report to Shareholders, including financial statements for the year ended December 31, 1996, is enclosed with this Proxy Statement. Solicitation of proxies by mail is expected to commence on April 17, 1997, and the cost thereof will be borne by the Company. Advance notice of the Meeting was published in the Vancouver Province in Vancouver, British Columbia on April 17, 1997. In addition to such solicitation by mail, certain of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements will be made with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principles, and they will be reimbursed by the Company for postage and clerical expenses. Unless otherwise specified herein, all references to dollars shall mean United States dollars.

     SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATIONS HAVE BEEN GIVEN IN A PROXY, THE SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE FIXING OF THE NUMBER OF DIRECTORS FOR THE ENSUING YEAR AT THREE (ITEM 1), FOR THE ELECTION OF THE NOMINEES LISTED HEREIN AS DIRECTORS (ITEM 2), FOR THE APPROVAL OF THE ALASKA APOLLO RESOURCES INC. 1997 STOCK OPTION PLAN (ITEM 3), FOR THE RATIFICATION OF KRAFT, ROTHMAN, BERGER, GRILL, SCHWARTZ & COHEN AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1997 (ITEM 4), and, in the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting. A form of proxy will not be valid unless it is completed and delivered to Pacific Corporate Trust Company, 625 Howe Street, Suite 830, Vancouver, British Columbia V6C 3B8, Canada, not less than 48 hours (excluding Saturdays and holidays) before the Meeting at which the person named therein purports to vote in respect thereof.

     THIS SOLICITATION OF PROXIES IS BEING MADE ON BEHALF OF THE MANAGEMENT OF THE COMPANY. THE INDIVIDUALS NAMED IN THE ACCOMPANYING FORM OF PROXY ARE THE PRESIDENT AND A DIRECTOR OF THE COMPANY. A SHAREHOLDER WISHING TO APPOINT SOME OTHER PERSON (WHO NEEDS NOT BE A SHAREHOLDER OF THE COMPANY) TO REPRESENT HIM AT THE MEETING HAS THE RIGHT TO DO SO, EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY OR BY COMPLETING ANOTHER FORM OF PROXY.

     Proxies may be revoked at any time before the commencement of the Meeting by delivering to the Chairman of the Meeting a written revocation or a duly executed proxy bearing a later date. The principal executive office and mailing address of the Company is 131 Prosperous Place, Suite 17-A, Lexington, Kentucky 40509-1844. For a period of at least 10 days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be available for inspection by shareholders of record during ordinary business hours for proper purposes at the Company's principal executive office.

                               VOTING SECURITIES

     Shareholders of record at the close of business on May 16, 1997 (the "Record Date"), are entitled to notice of and to vote at the Meeting and at any adjournment thereof. On the Record Date, the authorized capital stock of the Company consisted of 20,000,000 shares of common stock, without par value per share (the "Common Stock"), each of which shares is entitled to one vote, of which there were 9,035,287 shares issued and outstanding, fully paid and non-assessable. The quorum for the transaction of business at the Meeting consists of two persons present and being, or representing by proxy, shareholders holding not less than one-tenth of the outstanding shares of the Common Stock. If there are not sufficient shares represented in person or by proxy at the Meeting to constitute a quorum, the Meeting may be postponed or adjourned in order to permit further solicitations of proxies by the Company. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Meeting in the manner set forth above.

     Under the Company Act of British Columbia, the three nominees receiving the greatest number of votes cast by the holdings of the Common Stock will be elected as directors (Item 2). There will be no cumulative voting in the election of directors. A simple majority of the votes cast at the Meeting is required to approve the fixing of the number of directors for the ensuring year at three (Item 1), for the approval of the Alaska Apollo Resources Inc. 1997 Stock Option Plan (Item 3), and for the ratification of Kraft, Rothman, Berger, Grill, Schwartz & Cohen as independent public accountants for 1997 (Item 4).

     Under British Columbia law, abstentions are treated as present and entitled to vote and thus will be counted in determining whether a quorum is present and will have the effect of a vote against a matter, except the election of directors as to which they will have no effect. A broker non-vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power to vote on a particular matter) is counted for purposes of determining the existence of a quorum and will have no effect on the outcome of the vote on any of the proposals.

                    DETERMINATION OF THE NUMBER OF DIRECTORS

     Management proposes to fix the number of directors of the Company at three for the ensuing year.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of the Common Stock present in person or represented by proxy at the Meeting is required to fix the number of directors of the Company at three for the ensuing year.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FIXING OF THE NUMBER OF DIRECTORS FOR THE ENSUING YEAR AT THREE.

                             ELECTION OF DIRECTORS

     The size of the Board of Directors is currently determined at three. It is intended that the number of directors will be three for the ensuing year.

TERM OF OFFICE

     The term of office of each of the current directors expires at the Meeting. The persons named below will be nominated for election at the Meeting as management's nominees. Each director elected will hold office until the next annual general meeting of the shareholders of the Company or until his successor is elected or appointed, unless his office is earlier vacated in accordance with the Articles of the Company or the provisions of the Company Act of British Columbia.

                                    NOMINEES

     The following sets forth certain information with respect to the business experience of each nominee during the past five years and certain other directorships held by each nominee.

     William S. Daugherty, age 42, has been a director since September 1993. Mr. Daugherty has served as President and Chief Operating Officer of the Company since September 1993 when he acquired 1,250,000 shares of the Common Stock in exchange for all of his common stock in Daugherty Petroleum, Inc., a Kentucky corporation and the Company's wholly-owned subsidiary ("Daugherty Petroleum, Inc."). Mr. Daugherty has served as President of Daugherty Petroleum, Inc. since 1984. In 1995, Mr. Daugherty was elected as Chairman of the Board of the Company.

     James K. Klyman-Mowczan, age 42, has been a director since May 1992. For the past five years Mr. Klyman-Mowczan has been a computer software designer and programmer specializing in applied information technology.

     Charles L. Cotterell, age 72, has been a director since June 1994. Mr. Cotterell has been involved in the resources industry and has participated in the natural gas and oil industries in Western Canada and the United States, particularly in Kentucky. He is a Vice President of Konal Engineering Co., Ltd., is a past director of Mariner Mines, Ltd., Nordustrial, Ltd., Goliath Boat Co., and Dominion Power Press Equipment Co., Ltd., and the past President of Smith Press Automation Co., Ltd.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     During fiscal 1996, the Board of Directors held one meeting. The Board of Directors has established an Audit Committee and Nominating Committee to oversee specific matters affecting the Company.

COMMITTEES

     The Company does not have an Executive Committee. The Company is required to have an Audit Committee of which the current members are William S. Daugherty, James K. Klyman-Mowczan and Charles L. Cotterell. The Audit Committee held one meeting during fiscal 1996. The Audit Committee meets with the Company's independent accountants to review the Company's accounting policies, internal controls and other accounting and auditing matters; makes recommendations to the Board as to the engagement of independent accountants; and reviews the letter of engagement and statement of fees relating to the scope of the annual audit and special audit work which may be recommended or required by the independent accountants.

     The Nominating Committee, currently composed of William S. Daugherty and Charles L. Cotterell, held one meeting during fiscal 1996. The functions performed by the Nominating Committee include selecting candidates to fill vacancies on the Board of Directors, reviewing the structure and composition of the Board, and considering qualifications requisite for continuing Board service. The Nominating Committee will consider candidates recommended by a shareholder of the Company. Any such recommendation for the 1998 Annual General Meeting of Shareholders should be provided to the Corporate Secretary of the Company by February 25, 1998.

     During the fiscal year ended December 31, 1996, each director attended all meetings of the Company's Board of Directors and respective Committee on which he served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company does not have a Compensation Committee or other Board committee performing an equivalent function. In establishing compensation levels, the Board of Directors has endeavored to ensure the compensation programs for the Company's executive officers were effective in attracting and retaining key executives responsible for the success of the Company and were administered in an appropriate fashion in the long-term best interests of the Company and its shareholders. In that regard, the Board of Directors sought to align total compensation for the Company's executive officers with the performance of the Company and the individual performance of each executive officer in assisting the Company in accomplishing its goals.

     All actions of the Board with respect to Mr. Daugherty's compensation are taken without his involvement. Mr. Daugherty and Charles L. Cotterell, one of the directors of the Company, participated in deliberations concerning other officer and key employee base compensation, while bonuses and incentive stock options are authorized by the action of the entire Board of Directors.

  Base Salary

     The Board's policy with respect to 1996 base salaries for executive officers was generally to keep them at appropriate levels in light of what was customary in the industry. Mr. Daugherty's base compensation has remained unchanged since September 1993.

  Stock Options

     The Board of Directors believes that to achieve the Company's long-term growth objectives and to align management and its shareholders' interests, it is in the best interest of the Company from time to time to grant stock options to key members of its management and staff. Consequently, on March 7, 1997, the Board of Directors adopted, subject to the approval of the shareholders of the Company, a Stock Option Plan under Section 422 of the Internal Revenue Code of 1986, as amended. The Stock Option Plan is administered by a Committee appointed by the Board of Directors, the members of which are to be "Non-Employee Directors" as defined in Rule 16b-3 of the Securities Exchange Act of 1934. The initial members of the Committee are James K. Klyman-Mowczan and Charles L. Cottrell. The Stock Option Plan provides that 3,000,000 shares of the Common Stock are to be the subject of stock options, 2,000,000 of which are reserved for Mr. Daugherty, and the remaining 1,000,000 reserved for other employees of the Company as may be determined by the Committee.

LEGAL PROCEEDINGS

     From time to time, the Company is involved in litigation relating to claims arising out of its operations in the normal course of its business. The Company maintains insurance coverage against potential claims in an amount which it believes to be adequate. The Company believes that it is not presently a party to any litigation the outcome of which would have a material adverse effect on its results of operations or financial condition.

                               EXECUTIVE OFFICERS

     The names, ages and current offices of the executive officers of the Company serving as of the date of this Proxy Statement are set forth below. Also indicated is the date when each such person commenced serving as an executive officer of the Company.

          NAME AND AGE                             OFFICE                  DATE BECAME EXECUTIVE OFFICER
--------------------------------    -------------------------------------  -----------------------------
   William S. Daugherty (42)         Chairman of the Board and President       September 1993
     D. Michael Wallen (42)             Vice President and Assistant             March 1997
                                                  Secretary

     A description of the business experience during the past several years of Mr. Wallen is set forth below. Information with respect to Mr. Daugherty is provided elsewhere. See "Nominees."

     D. Michael Wallen joined Daugherty Petroleum, Inc. in March 1995 as Vice President of Engineering. Mr. Wallen received a Bachelor of Science in Physics in 1975 from Morehead State University. From 1975 to 1982, Mr. Wallen worked for Kentucky West Virginia Gas Company, a subsidiary of Equitable Resources, as a well drilling and completion specialist. From 1982 to 1984, Mr. Wallen worked as a production engineer for Sabine Corporation. From 1984 to 1986, he worked as a production engineer for Scott Talbott, Jr., an independent operator in Kentucky. From 1986 to 1988, he was Eastern Kentucky Production Superintendent for Southeastern Gas Company. In December 1988, Mr. Wallen was appointed by the then Governor of Kentucky, Wallace Wilkinson, as Director of the Kentucky Division of Oil and Gas. Mr. Wallen also currently serves as the Kentucky Governor's official representative to the Interstate Oil and Gas Compact Commission.

     Effective December 6, 1996, Timothy F. Guthrie resigned as Chief Financial Officer and Secretary of the Company in order to pursue other business interests.

                             EXECUTIVE COMPENSATION

     The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 1996, 1995 and 1994 for services in all capacities rendered to the Company by William S. Daugherty, the Chief Executive Officer of the Company. There was no other person serving as an executive officer of the Company at December 31, 1996, whose total annual salary and bonus exceeded $100,000.

SUMMARY COMPENSATION TABLE

                                                      ANNUAL COMPENSATION       LONG-TERM COMPENSATION
                                                     ----------------------     ----------------------
       NAME AND PRINCIPAL POSITION          YEAR     SALARY($)     BONUS($)           OPTIONS #
------------------------------------------  -----    ---------     --------     ----------------------
William S. Daugherty,                        1996      86,538            0              200,000
  Chairman and President                     1995     100,000       19,000(1)           400,000
                                             1994     100,000            0              200,000

---------------

(1) The bonus was in the form of 50,000 shares of the Common Stock valued at $0.38 per share. The shares represent bonuses approved by the Board of Directors in February and December 1995 for the years 1994 and 1995. The shares were issued July 18, 1996.

     While the officers of the Company receive benefits in the form of certain perquisites, none of the individuals identified in the foregoing table has received perquisites which exceed in value the lesser of $50,000 or 10 percent of such officer's salary and bonus.

OPTION GRANTS IN 1996

     The following table provides details regarding the stock options indicated in the Summary Compensation Table as having been granted to the named executive officers in 1996. In addition, in accordance with the rules of the Securities and Exchange Commission (the "Commission"), there are shown hypothetical gains or "option spreads" that could be realized for the respective options, based on arbitrarily assumed rates of annual compound stock price appreciation of five percent and 10 percent from the date the options were granted over the full five-year term of the options. No gain to the optionees is possible without an increase in the stock price which will benefit all shareholders proportionately.

                                        INDIVIDUAL GRANTS
                              --------------------------------------       POTENTIAL REALIZABLE VALUE AT
                              NUMBER OF      PERCENT OF                               ASSUMED
                                SHARES         TOTAL        EXERCISE        ANNUAL RATES OF STOCK PRICE
                              UNDERLYING      OPTIONS       OR BASE       APPRECIATION FOR OPTION TERMS(1)
                               OPTIONS       GRANTED TO      PRICE       ----------------------------------
                               GRANTED       EMPLOYEES       ($ PER      EXPIRATION       5%          10%
            NAME                 (#)          IN 1996        SHARE)         DATE          ($)         ($)
----------------------------  ----------     ----------     --------     ----------     -------     -------
W.S. Daugherty(2)               200,000         47.06%       $ 1.00       6-28-2004        0           0

---------------

(1) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises or stock holdings are dependent on the future performance of the shares of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

(2) On June 28, 1996, the Board of Directors of the Company authorized the granting of incentive stock options covering 200,000 shares of the Common Stock for Mr. Daugherty vesting and exercisable in 50,000 share increments on June 28, 1996, 1997, 1998, and 1999. All options authorized in favor of Mr. Daugherty in 1996 are exercisable at $1.00 per share, expire five years from the date of vesting and are contingent upon Mr. Daugherty's employment at the time of vesting. As of March 31, 1997, these options have not been issued; however, the Company is obligated to issue them to Mr. Daugherty.

     The following table shows the number of shares of the Common Stock underlying all exercisable and non-exercisable stock options held by the named executive officers as of December 31, 1996.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                       NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED IN-THE-MONEY
                                   OPTIONS AT FISCAL YEAR-END(#)     OPTIONS AT FISCAL YEAR-END($)
                                   -----------------------------   ---------------------------------
                  NAME               EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE(1)
        -------------------------  -----------------------------   ---------------------------------
        William S. Daugherty          400,000/400,000                             -0-

---------------

(1) The market price for the shares of the Common Stock at December 31, 1996 was below the option price for each share of the Common Stock.

     Mr. Daugherty received options to purchase 200,000 shares of the Common Stock in 1994 exercisable at $1.90 per share in increments of 50,000 shares each on December 10, 1994, 1995, 1996, and 1997. These options expire December 10, 1998. In February 1995, the Board of Directors of the Company authorized the granting of incentive stock options covering 200,000 shares of Common Stock for Mr. Daugherty vesting and exercisable in 50,000 share increments on February 27, 1995, 1996, 1997 and 1998. Additionally, on December 27, 1995, the Board of Directors of the Company authorized granting of incentive stock options covering 200,000 shares of the Common Stock for Mr. Daugherty vesting and exercisable in 50,000 share increments on December 27, 1995, 1996, 1997 and 1998. All options authorized in favor of Mr. Daugherty in 1995 are exercisable at $1.00 per share, expire five years from the date of vesting and are contingent upon Mr. Daugherty's employment at the time of vesting. As detailed above, on June 28, 1996, the Board of Directors authorized the granting of incentive stock options to Mr. Daugherty covering 200,000 shares of the Common Stock. On March 7, 1997, pursuant to an Incentive Stock Option Agreement between the Company and Mr. Daugherty, the Administrative Committee of the Alaska Apollo Resources Inc. 1997 Stock Option Plan granted Mr. Daugherty options to purchase 2,000,000 shares of the Common Stock exercisable at $0.309375 per share. Options for 355,555 shares vested on March 7, 1997, with 355,555 shares vesting on January 1, 1998, 1999, 2000, and 2001, and the remaining 222,225 shares vesting on January 1, 2002. These options are contingent upon Mr. Daugherty's employment with the Company on the vesting dates. They expire on March 7, 2002.

COMPENSATION OF DIRECTORS

     The Company does not compensate any of its directors for their services to the Company as directors. However, the Company does reimburse its directors for expenses incurred in attending board meetings. Further, the Company has granted options to acquire shares of the Common Stock to the following current directors of the Company, other than Mr. Daugherty.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                       NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED IN-THE-MONEY
                                   OPTIONS AT FISCAL YEAR-END(#)     OPTIONS AT FISCAL YEAR-END($)
                                   -----------------------------   ---------------------------------
                  NAME               EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE(1)
        -------------------------  -----------------------------   ---------------------------------
        James K. Klyman-Mowczan         30,000/0                                  -0-
        Charles L. Cotterell            30,000/0                                  -0-

---------------

(1) The market price for the shares of the Common Stock at December 31, 1996 was below the option price for each share of the Common Stock.

     In 1993, Mr. Klyman-Mowczan was granted options to purchase 10,000 shares of the Common Stock exercisable at $1.90 per share and expiring December 10, 1998. On June 15, 1994, the Board of Directors approved the reduction of the exercise price of these options to $1.00. On June 15, 1994, Mr. Cotterell was granted an option to purchase 10,000 shares of the Common Stock in 1994 exercisable at $1.00 per share expiring December 10, 1998. On February 27, 1995, the Board of Directors approved the grant of options to

Messrs. Klyman-Mowczan and Cotterell to purchase 10,000 shares of the Common Stock each exercisable at $1.00 per share and expiring February 27, 2000. On June 28, 1996, the Board of Directors approved the grant of options to Messrs. Klyman-Mowczan and Cotterell to purchase 10,000 shares of the Common Stock each exercisable at $1.00 per share and expiring June 28, 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Commission and the Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Directors, officers and greater than 10 percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

     William S. Daugherty and James K. Klyman-Mowczan failed to file a Form 4 on a timely basis after the receipt of options granted by the Company in January 1994. Additionally, Messrs. Daugherty and Klyman-Mowczan each failed to file on a timely basis a Form 5 for fiscal 1996.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INDEBTEDNESS OF DIRECTORS, OFFICERS AND EMPLOYEES

     As of March 31, 1997, the aggregate indebtedness to the Company and to any other person which is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company of all present and former directors, officers and employees of the Company was $39,161.27.

                                                                     LARGEST AMOUNT
               NAME AND                    INVOLVEMENT OF          OUTSTANDING DURING        AMOUNT OUTSTANDING
          PRINCIPAL POSITION            ISSUER OR SUBSIDIARY   LAST COMPLETED FISCAL YEAR   AS OF MARCH 31, 1997
--------------------------------------  --------------------   --------------------------   --------------------
William S. Daugherty (1)..............     Lender                      $51,710.22                $14,791.90
  President and Chief
  Operating Officer
Timothy F. Guthrie(2)(3)..............     Lender                      $34,738.22                $24,369.37
  Former Secretary and Chief
  Financial Officer

---------------

(1) Part of the indebtedness of Mr. Daugherty to the Company is evidenced by a promissory note dated September 23, 1993 in the principal amount of $50,000. The debt was incurred to assist Mr. Daugherty in the payment of his legal expenses resulting from the acquisition by the Company of Daugherty Petroleum, Inc. By the terms of the note, the unpaid principal bears interest at the rate of six percent per annum and is repayable in monthly installments of not less than $1,000 per month. Repayment commenced in November 1993. As of December 31, 1996, the unpaid principal balance due on the note was $17,791.90. Any unpaid balance is payable in full on December 31, 1997. The note is unsecured. As of March 31, 1997, the unpaid principal balance of the note was $14,791.90. As of December 31, 1996, and March 31, 1997, Renfro Valley Broadcasting, Inc., a company wholly-owned by Mr. Daugherty was indebted to Daugherty Petroleum, Inc. in the amount of $17,556.

(2) During 1996, the Company advanced CFO Services, Inc., a company owned by Mr. Guthrie, $11,405.22, which amount, as of March 31, 1997, remains due and payable.

(3) As of December 31, 1996, Mr. Guthrie was indebted to the Company in the amount of $12,964.15. Said indebtedness represents the remaining balance on a promissory note payable to the order of the Company dated December 21, 1994, and due May 10, 1998. Said note bears interest at the rate of 10 percent per annum. Payments are to be made from 100 percent of the proceeds of the sale of natural gas from two wells the Company drilled prior to December 31, 1994, for a joint venture in which

     Mr. Guthrie was a participant. The note is secured by a pledge of a nine percent working interest in the two well joint venture program.

LEASE OBLIGATION OF THE COMPANY

     The Company is the tenant in a building owned by a partnership in which William S. Daugherty, a director and the Chief Executive Officer of the Company and Timothy F. Guthrie, a former officer of the Company, each owns a 50 percent interest. The rent is $2,600 per month, and the lease expires in July 1997. The Company has not made any decision as to whether or not it intends to seek renewal of the lease.

CFO SERVICES, INC.

     Since 1990, Timothy F. Guthrie, the former Chief Financial Officer and Secretary of the Company, has served as director, Secretary and President of CFO Services, Inc. ("CFO"), a consulting firm that provides temporary and interim Chief Financial Officer and Controller services to companies and due diligence and investment monitoring services for various investor groups. CFO was retained by the Company to provide various accounting and financial management services. As CFO's representative, Mr. Guthrie performed the agreed upon duties. CFO also performed similar services for other companies. Mr. Guthrie became Secretary and Chief Financial Officer of the Company in 1995. The agreement between the Company and CFO was on a month to month basis and provided for the Company to pay a minimum of $5,967 for services rendered by CFO. The Company also reimbursed CFO for all out of pocket expenses it incurred rendering services to the Company. On December 6, 1996, Mr. Guthrie resigned as Chief Financial Officer and Secretary and the agreement with CFO was terminated as of that date. During 1996, CFO invoiced the Company and its subsidiaries the sum of $52,720.93. As of December 31, 1996, and March 31, 1997, the Company and its subsidiaries were indebted to CFO in the amount of $24,586.42 and $9,586.42 respectively. During 1996, CFO was paid a total of $67,009.00. The payment was in the form of 134,018 shares of the Common Stock at the price of $0.50 per share, of which $42,007.42 was for services rendered and invoiced during 1995. As of December 31, 1996, CFO and Mr. Guthrie held 199,223 and 65,881 shares, respectively, of the Common Stock.

GUTHRIE YORK & COMPANY, INC.

     On February 1, 1995, the Company entered into an agreement with Guthrie York & Company, Inc. ("GYC"), whereby GYC provided marketing, public relations and investor relations services to the Company. Timothy F. Guthrie, the former Secretary and Chief Financial Officer of the Company, is a principal in GYC. As of December 31, 1996, GYC held 5,000 shares of the Common Stock.

INDEBTEDNESS OF THE COMPANY TO A SHAREHOLDER

     The Company was indebted to Alaska Investments Limited in the amount of $75,000 for expenditures made on behalf of the Company for public relations services. Alaska Investments Limited assigned the obligation to Jayhead Investments Limited on January 6, 1997. The obligation was fully paid by the Company in consideration for the issuance to Jayhead Investments Limited of immediately exercisable warrants to purchase 500,000 shares of the Common Stock, such warrants having an exercise price of $0.125 per share, pursuant to a Warrant Agreement dated March 7, 1997 between the Company and Jayhead Investments Limited. Alaska Investments Limited is the beneficial owner of 11.25 percent of the Common Stock of the Company, and Jayhead Investments Limited is the beneficial owner of 5.26 percent of the Common Stock of the Company.

     Niagara Oil, Inc., a subsidiary of Daugherty Petroleum, Inc., is indebted to Jayhead Investments Limited, an affiliate of Alaska Investments Limited. The remaining balance of the indebtedness is $64,779.00 and bears interest at a rate of 10 percent beginning April 1, 1995. Payment terms are based on quarterly payments of interest only with the total principal and interest, if any, due in full June 1, 1997. This indebtedness is secured by the assets of Niagara Oil, Inc., as well as the corporate guarantee of Daugherty Petroleum, Inc.

FINANCING COMMITMENTS.

     On January 6, 1997, Trio Growth Trust agreed to act as the underwriter in a private placement of up to $1,000,000 for the Company's wholly-owned subsidiary, Red River Hardwoods, Inc. In consideration for such underwriting, the Company agreed to issue to Trio Growth Trust immediately exercisable warrants for the purchase of 1,500,000 shares of the Common Stock, such warrants having an exercise price of $0.125 per share pursuant to a Warrant Agreement dated March 7, 1997 between the Company and Trio Growth Trust. As a result of the underwriting agreement, Trio Growth Trust acquired a beneficial ownership of
14.28 percent of the Common Stock of the Company. In addition to the underwriting commitment of Trio Growth Trust, Exergon Capital S.A. agreed to participate in the underwriting of Red River Hardwoods, Inc., and in consideration thereof received immediately exercisable warrants for the purchase of 500,000 shares of the Common Stock, such warrants having an exercise price of $0.125 per share, pursuant to a Warrant Agreement dated March 7, 1997 between the Company and Exergon Capital S.A. As a result of said Warrant Agreement, Exergon Capital S.A. is the beneficial owner of 10.52 percent of the Common Stock of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table indicates the number of shares of the Common Stock owned beneficially as of April 30, 1997 by (i) each person known to the Company to beneficially own more than five percent of the outstanding shares of the Common Stock, (ii) each director, (iii) the officers of the Company, and (iv) all directors and executive officers as a group. Except to the extent indicated in the footnotes to the following table, each of the persons or entities listed therein has sole voting and sole investment power with respect to the shares of the Common Stock which are deemed beneficially owned by such person or entity.

                                                                       SHARES OWNED       PERCENT
     TITLE OF CLASS                     BENEFICIAL OWNER               BENEFICIALLY       OF CLASS
-------------------------  ------------------------------------------  ------------       --------
Common Stock.............  William S. Daugherty                          2,174,555(1)       21.79
                             131 Prosporous Place, Suite 17-A
                             Lexington, Kentucky 40509

                           Trio Growth Trust                             1,500,000(2)       14.28
                             18 York Valley Crescent
                             Willowdale, Ontario M2P 1A7

                           GraceChurch Securities Ltd.                   1,003,000          11.10
                             21 Abbotsbury House, Abbotsbury Road
                             London W14 8EN, England

                           Alaska Investments Limited                    1,013,334          11.25
                             Ospery House, 5 Old Street
                             St. Helier, Jersey, Channel Islands,
                             U.K.

                           Exergon Capital S.A.                          1,000,000(3)       10.52
                             Dufourstrasse 101
                             Zurich 8008, Switzerland

                           Jayhead Investments Limited                     500,000(4)        5.26
                             18 York Valley Crescent
                             Willowdale, Ontario M2P 1A7

                           Charles L. Cotterell                             74,200(5)           *

                           James K. Klyman-Mowczan                          30,000(6)           *

                           Directors and executive officers as a
                             group
                             (4 persons)                                  2,508,255(7)       24.74

---------------

 *  Represents ownership of less than one percent.

(1) Includes warrants to purchase 119,000 shares of the Common Stock and options to acquire 805,555 shares of the Common Stock which are currently exercisable, and options to acquire 50,000 shares of the Common Stock which will become exercisable on June 28, 1997.

(2) Consists of warrants to purchase 1,500,000 shares of the Common Stock which are currently exercisable.

(3) Includes warrants to purchase 500,000 shares of the Common Stock which are currently exercisable.

(4) Consists of warrants to purchase 500,000 shares of the Common Stock which are currently exercisable.

(5) Includes options to purchase 30,000 shares of the Common Stock which are currently exercisable.

(6) Consists of options to purchase 30,000 shares of the Common Stock which are currently exercisable.

(7) Includes options to purchase 840,555 shares of the Common Stock which are currently exercisable, options to purchase 75,000 shares of the Common Stock which are exercisable within 60 days, and warrants to purchase 119,000 shares of the Common Stock which are currently exercisable.

                     SHAREHOLDER RETURN PERFORMANCE GRAPHS

     The following graph compares the total shareholder returns of the Company since December 31, 1992, to two indices: The Nasdaq Stock Market Total Return Index (the "Nasdaq Index") prepared for Nasdaq by the Center of Research in Security Prices, and a peer group (the "Peer Group") of publicly traded companies with substantial similarities to the Company. The Peer Group consists of three companies traded on The Nasdaq SmallCap Market and one company traded on the American Stock Exchange. The Peer Group is composed of Parallel Petroleum Co., XCL Ltd., Texoil, Inc., and Credo Petroleum Corporation which are oil and gas exploration companies with operations and other similarities to the Company's major business operation. While the total return for the Company, the Peer Group, and the Nasdaq Index assumes the reinvestment of dividends, none of the Peer Group companies or the Company have ever declared dividends on their Common Stock. The Nasdaq Index comprises all domestic and foreign common shares traded on The Nasdaq National Market and The Nasdaq SmallCap Market for all Standard Industrial Classification codes. The following graph is presented pursuant to the Commission's rules.

             COMPARISON OF TOTAL RETURN SINCE DECEMBER 31, 1992(1)

        MEASUREMENT PERIOD              PEER GROUP                             ALASKA APOLLO
      (FISCAL YEAR COVERED)               AVERAGE        THE NASDAQ INDEX     RESOURCES INC.
12-31-92                                           100                 100                 100
12-31-93                                        150.45              115.74              122.72
12-31-94                                        167.89              112.26               63.63
12-31-95                                        116.29              157.66               34.09
12-31-96                                        177.53              193.05                9.09

---------------

(1) This graph assumes that the value of the investment in the Common Stock of the Company, the Peer Group, and the Nasdaq Index was $100 on December 31, 1992, and that all dividends were reinvested. One member of the Peer Group, Texoil, Inc., did not trade publicly until 1994, and therefore, is not included in the Peer Group averages until December 31, 1994. It should be noted that the Peer Group was changed for the analysis for the year end December 31, 1996, due to the fact that one member of the previous Peer Group, Haldor Petroleum Co., is no longer publicly traded and a second member of the previous Peer Group, Amerae Energy Corp. was determined by the Company to no longer be an appropriate selection due to significant advances in it market capitalization, revenue and other factors.

     The following chart shows the value of a $100 investment in the Common Stock of the Company, the Peer Group, and the Nasdaq Index as of the relevant dates, assuming an initial investment of $100 in each on December 31, 1992.
--------------------------------------------------------------------------------

                                  12-31-92     12-31-93     12-31-94     12-31-95     12-31-96
-------------------------------------------------------------------------------------------------
 Peer Group Average                  100        150.45       167.89       116.29       177.53
-------------------------------------------------------------------------------------------------
 The Nasdaq Index                    100        115.74       112.26       157.66       193.05
-------------------------------------------------------------------------------------------------
 Alaska Apollo Resources Inc.        100        122.72        63.63        34.09        9.09
-------------------------------------------------------------------------------------------------

     The foregoing graph and chart are not incorporated in any prior or future filings of the Company under the Securities Act of 1933 or the Exchange Act. Unless the Company specifically incorporates the graph and chart by reference, the graph and chart shall not otherwise be deemed filed under such Acts.

      APPROVAL OF THE ALASKA APOLLO RESOURCES INC. 1997 STOCK OPTION PLAN

     The Board of Directors has adopted, subject to the approval of the shareholders of the Company, the Alaska Apollo Resources Inc. 1997 Stock Option Plan (the "Stock Option Plan"), a copy of which is attached hereto as Appendix
A. The following description of the Stock Option Plan is qualified by reference to the full text of the Stock Option Plan.

     The purpose of the Stock Option Plan is to retain key executives and other selected employees, reward them for making major contributions to the success of the Company and provide them with a proprietary interest in the growth and performance of the Company.

     The total number of shares of the Common Stock that may be issued pursuant to the Stock Option Plan will not exceed 3,000,000 shares, of which 2,000,000 are reserved for William S. Daugherty, the Chairman of the Board and President of the Company, and 1,000,000 shares for other employees of the Company. The number of shares of the Common Stock that may be awarded pursuant to the Stock Option Plan is subject to adjustment upon the occurrence of certain events. At the close of the market on May 15, 1997, the market price of the Common Stock as reported on The Nasdaq SmallCap Market was $0.469 bid and $0.531 asked.

     The Stock Option Plan shall be administered by a Committee which may be appointed by the Board of Directors from time to time (collectively referred to as the "Administrator"). The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any subsidiary to whom incentive stock options shall be granted pursuant to the Stock Option Plan. The Administrator may grant additional incentive stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Administrator may from time to time designate individuals as being ineligible to participate in this Plan. Since the Company's securities are registered pursuant to Section 12 of the Exchange Act, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director" as defined in said rule.

     To the extent required to qualify any option under the Stock Option Plan as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision, the option price per share shall not be less than 100 percent of the fair market value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if a person to whom an option is granted pursuant to the Stock Option Plan (the "Optionee") owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, the option price per share of an incentive stock option granted to such Optionee shall not be less than 110 percent of the fair market value of the Common Stock per share on the date of the grant or the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing. The exercise price of any stock option may, at the discretion of the Administrator, be paid in cash or by surrendering shares of the Common Stock, valued at fair market value on the date of exercise, or any combination thereof. Vesting conditions for a stock option will be specified by the Administrator and set forth in the applicable option agreement. Vesting conditions may include, without limitation, provision for acceleration in the case of change of control of the Company.

     Adoption of the Stock Option Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within 12 months before or after the adoption of the Stock Option Plan by the Board of Directors. Any incentive stock options granted after adoption of the Stock Option Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtained within such 12-month period.

     Incentive stock options may be granted pursuant to the Stock Option plan from time to time during a period of 10 years from the effective date of the Stock Option Plan. Any incentive stock option granted during such ten-year period shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of the Stock Option Plan.

     The term during which any incentive stock option granted under the Stock Option Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the option as an incentive stock option under Code Section 422, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than 10 years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five years after the date on which it is granted.

     To the extent that the aggregate fair market value of Common Stock for which an incentive stock option becomes exercisable by the Optionee for the first time in any calendar year exceeds $100,000, the portion of such incentive stock option which exceeds such $100,000 limitation shall be treated as a Non-Statutory Stock Option and not an incentive stock option under Code Section 422.

     The Optionee shall have the registration rights set forth in Exhibit A to the Stock Option Plan.

     The holder of a nonqualified stock option will recognize no taxable income as a result of the grant of the stock option. Upon the exercise of the stock option, however, the holder of a nonqualfied stock option will recognize taxable ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise or purchase price (or, in the case of relinquishment, in an amount equal to the sum of the cash received and the fair market value of the shares or award received determined on the date of exercise) and, correspondingly, the Company will be entitled to an income tax deduction for such amount.

     Upon the exercise of an incentive stock option, the stock option holder generally will not recognize taxable income by reason of the exercise, and the Company normally will not be entitled to any income tax deduction. If the Optionee disposes of the shares acquired upon the exercise of an incentive stock option after satisfaction of certain minimum holding periods, any gain realized will be capital gain. Gain attributable to post-exercise appreciation of stock acquired upon the exercise of a nonqualified or incentive stock option will be capital gain if the Optionee has held the shares as a capital asset for more than one year. If an Optionee disposes of the shares acquired upon the exercise of an incentive stock option within the minimum holding periods, the Optionee would recognize ordinary income, and the Company would be entitled to a commensurate income tax deduction (except with respect to post-exercise appreciation).

     The allocation of awards under the Stock Option Plan is not currently determinable as such allocation is dependent upon future decisions to be made by the Administrator in its sole discretion, subject to the applicable provisions of the Stock Option Plan.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of the Common Stock present in person or represented by proxy at the Meeting is required to approve the Stock Option Plan. For the purpose of such determination, abstentions will have the same effect as votes cast against the approval of the Stock Option Plan, and broker non-votes will have no effect on the outcome of the vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE STOCK OPTION PLAN.

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Subject to shareholder ratification, the Board of Directors has appointed Kraft, Rothman, Berger, Grill, Schwartz & Cohen to serve as the Company's independent public accountants for the fiscal year ending December 31, 1997 at the remuneration to be fixed by the Board of Directors. Kraft, Rothman, Berger, Grill, Schwartz & Cohen has served as the Company's independent public accountants since 1992. Representatives of Kraft, Rothman, Berger, Grill, Schwartz & Cohen are not expected to be present at the Meeting.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of the Common Stock present in person or represented by proxy at the Meeting is required to approve the ratification of Kraft, Rothman, Berger, Grill, Schwartz & Cohen as the Company's independent public accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KRAFT, ROTHMAN, BERGER, GRILL, SCHWARTZ & COHEN AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997 AT THE REMUNERATION TO BE FIXED BY THE BOARD OF DIRECTORS.

                                 OTHER MATTERS

     The Board of Directors knows of no other matter to be presented at the 1997 Meeting. If any additional matter should be presented properly, it is intended that the enclosed proxy will be voted in accordance with the discretion of the persons named in the proxy.

                          AVAILABILITY OF INFORMATION

     An Annual Report to Shareholders, including financial statements for the year ended December 31, 1996, is enclosed herewith. The financial statements were audited by Kraft, Rothman, Berger, Grill, Schwartz & Cohen, auditors of the Company. No disagreement over accounting practices of the Company exists.

     A copy of the exhibits to the Annual Report submitted to the Commission is available to each shareholder of record, at the cost of duplication, upon receipt of a written request addressed to the Company at 131 Prosperous Place, Suite 17-A, Lexington, Kentucky 40509-1844. The Company will also make these materials available at the same cost to "beneficial owners" of such securities upon receipt of a similar written request, containing a representation that, as of May 16, 1997, such person was a beneficial owner of shares of the Common Stock of the Company.

     All information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received by the Company from such directors and officers.

     SHAREHOLDER PROPOSALS FOR 1998 ANNUAL GENERAL MEETING OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the 1998 Annual General Meeting of Shareholders must be received by the Company by February 25, 1998 to be considered for inclusion in the proxy statement and form of proxy relating to the 1998 meeting.

                                          By Order of the Board of Directors,

                                               /s/ WILLIAM S. DAUGHERTY

                                          --------------------------------------
                                          William S. Daugherty
                                          Chairman of the Board and President

                                                                      APPENDIX A

                          ALASKA APOLLO RESOURCES INC.

                             1997 STOCK OPTION PLAN

     1. DEFINITIONS. As used herein, the following terms shall have the meanings indicated below:

          (a) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board of Directors. If the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director." For purposes of this Paragraph 1(a), "Non-Employee Director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act.

          (b) The "Code" is the Internal Revenue Code of 1986, as amended from time to time.

          (c) The "Company" shall mean Alaska Apollo Resources Inc., a Province of British Columbia corporation.

          (d) "Fair Market Value" as of any day shall mean (i) if such stock is reported by the Nasdaq National Market or Nasdaq SmallCap Market or is listed upon an established stock exchange or exchanges, the reported closing price of such stock by the Nasdaq National Market or Nasdaq SmallCap Market or on such stock exchange or exchanges on such date or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported by the Nasdaq National Market or Nasdaq SmallCap Market or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the National Quotation Bureau, Inc. (or any comparable reporting service) on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board of Directors, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock in accordance with Code Section 422.

          (e) "Non-Employee Director" shall mean members of the Board of Directors who at the relevant time are "outside directors" within the meaning of Code Section 162(m).

          (f) "Option Stock" shall mean Common Stock of the Company (subject to adjustments as described in Paragraph 12) reserved for options pursuant to this Plan.

          (g) The "Optionee" means an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Paragraph 9.

          (h) The "Plan" means the Alaska Apollo Resources Inc. 1997 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board of Directors from time to time.

          (i) "Related Corporation" means a Parent Corporation or a Subsidiary Corporation each as defined in Code Section 424.

     2. PURPOSE. The purpose of this Plan is to promote the success of the Company and its subsidiaries by facilitating the retention of competent personnel and by furnishing incentives to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its subsidiaries will depend to a large degree.

     It is the intention of the Company to carry out this Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Code Section 422 or any successor provision, pursuant to Paragraph 9 of this Plan. Adoption of this Plans shall be and is expressly subject to the condition of approval by the shareholders of the Company within 12 months before or after the adoption of this Plan by the Board of Directors. Any incentive stock options granted after adoption of this Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtain within such 12-month period.

     3. EFFECTIVE DATE OF PLAN. This Plan shall have be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in Paragraph 2 hereof.

     4. ADMINISTRATION. This Plan shall be administered by a Committee which may be appointed by the Board of Directors from time to time (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of this Plan, including but not limited to exclusive authority (where applicable and within the limitations described in this Plan) to determine, in its sole discretion, whether an incentive stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret this Plan, to make and amend rules, regulations and guidelines for administering this Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of this Plan. The Administrator's interpretation of this Plan, and all actions taken, and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

     No member of the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of this Plan. Upon the appointment of a Committee by the Board of Directors as provided hereunder, any action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

     5. PARTICIPANTS. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any subsidiary to whom incentive stock options shall be granted pursuant to Paragraph 9 of this Plan. The Administrator may grant additional incentive stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Administrator may from time to time designate individuals as being ineligible to participate in this Plan.

     6. STOCK. The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Three million Shares of Option Stock shall be reserved and available for options under this Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Paragraph 11 of this Plan. In the event that any outstanding option under this Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under this Plan and may be optioned hereunder.

     7. DURATION OF PLAN. Incentive stock options may be granted pursuant to this Plan from time to time during a period of 10 years from the effective date as defined in Paragraph 3. Any incentive stock option granted during such ten-year period shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of this Plan.

     8. PAYMENT. Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check, Common Stock of the company valued at such Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the option by the Optionee.

     With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act, if applicable.

     9. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS. Each incentive stock option granted pursuant to this Paragraph 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions.

          (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to quality the Option as an incentive stock option under Code Section 422, or any successor provision, the option price per share shall not be less than 100 percent of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if an Optionee owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than 110 percent of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

          (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under this Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Code
     Section 422, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than 10 years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five years after the date on which it is granted.

          The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

          (c) Maximum Size of Incentive Stock Option As Such. To the extent that the aggregate Fair Market Value of Common Stock for which an Incentive Stock Option becomes exercisable by the Optionee for the first time in any calendar year exceeds $100,000, the portion of such incentive stock option which exceeds such $100,000 limitation shall be treated as a Non-Statutory Stock Option and not an incentive stock option under Code Section 422. For purposes of this Paragraph 9, all incentive stock options granted to an Optionee by the Company, as well as any options that may have been granted to the Optionee under any other stock incentive plans of the Company or any Related Corporation which are intended to comply with the provisions Code
     Section 422 shall be considered in the order in which they were granted, and the Fair Market Value as of the time they were granted.

          (d) Other Provisions. The Option Agreement authorized under this Paragraph 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered as an "Incentive stock option" as defined in Code Section 422 or to conform to any change therein.

     10. TRANSFER OF OPTION. No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any incentive stock option granted under this Plan during the Optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

     11. ANTI-DILUTION ADJUSTMENTS. A pro rata adjustment for an increase or decrease in the number of shares of Common Stock of the Company subject to this Plan or that may be awarded to any individual in any year shall be made to give effect to any consolidation of shares, the equivalent value in stock of cash dividends, stock dividends, stock splits, stock combinations, recapitalization and other similar changes in the capital structure of the Company. Pro rata adjustments shall be made in the number, kind and price of shares of Common Stock of the Company covered by any outstanding Option hereunder to give effect to any consolidation of shares, stock dividends, stock splits, stock combinations, recapitalization and similar changes in the capital structure of the Company, or a merger or dissolution or reorganization of the Company, after the date the Option is granted so that the Optionee is treated in a manner equivalent to that of holders of the underlying Common Stock.

     12. CHANGE IN CORPORATE CONTROL. Upon a change in Corporate Control, each outstanding Incentive Stock Option shall immediately become fully exercisable, and a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares covered by all outstanding Incentive Stock Options, whether to be issued by the Company or by any successor corporation, shall be effective at all times during which the Incentive Stock Options may be exercised and, to facilitate resale of the shares, during the twelves months after the last exercise of the Options.

     "Change in Corporate Control" means (a) the time of approval of the Company of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger in which the holders of Common Stock immediately prior to the merger will have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger, (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (iii) adoption of any plan or proposal for the liquidation or dissolution of the Company; or (b) the date on which any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or a subsidiary or employee benefit plan or trust maintained by the Company or any of its subsidiaries, shall become (together with its "affiliates" and "associates," as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25 percent of the Common Stock outstanding at the time, without the prior approval of the Board of Directors of the Company.

     The Administrator may restrict the rights of or the applicability of this Paragraph 12 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation. The grant of an option pursuant to this Plan shall not limit in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     13. SECURITIES LAW COMPLIANCE. No shares of Common Stock shall be issued pursuant to this Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Option Stock in violation of the securities Act or any other applicable securities laws.

     In the event of a transaction (as defined in Paragraph 12 of this Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act and any other restrictions imposed under other applicable legal or accounting principles if

Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and the Optionee will execute any documents necessary to ensure compliance with such rules.

     The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to this Plan to assure compliance with this Paragraph 13.

     14. RIGHTS AS A SHAREHOLDER. An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Paragraph 12 of this Plan).

     15. AMENDMENT OF THIS PLAN. The Board of Directors may from time to time, insofar as permitted by law, suspend or discontinue this Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in paragraph 12, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (a) materially increase the number of shares subject to this Plan except as provided in Paragraph 12 hereof, (b) change the designation of the class of employees eligible to receive options, (c) decrease the price at which options may be granted, or (d) materially increase the benefits accruing to Optionees under this Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, this Plan may not, without the approval of the shareholders, be amended in any manner that will cause Incentive Stock Options to fail to meet the requirements of Code Section 422.

     16. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.

     17. REGISTRATION RIGHTS. The Optionee shall have the registration rights set forth in Exhibit A.

                                EXHIBIT A TO THE
                          ALASKA APOLLO RESOURCES INC.
                             1997 STOCK OPTION PLAN

                              REGISTRATION RIGHTS

     DEMAND REGISTRATION RIGHTS

     (a) At any time, commencing one (1) year after the effective date of the Plan, the Optionee or any other holders of options (collectively, "Option Holders") granted under the Plan shall have the right, on one occasion, by written notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-8 or similar form, including a reoffer prospectus which is prepared in accordance with the requirements of Part I of the Form S-8, and such other documents, as may be necessary in the opinion of both counsel for the Company and counsel for the Option Holders, in order to comply with the provisions of the Securities Act of 1933 (the "Act"), so as to permit a public offering and sale of all of the options and securities underlying such options issued or to be issued under the Plan by the holders thereof, subject to whatever restrictions on the exercise of the options or the sale of the options as are set forth in the Plan. The demand registration rights granted hereby shall expire after all of the options and/or securities underlying the options have been sold or have expired, but in no event later than ten (10) years after the effective date of the Plan.

     COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION

     (b) In connection with any registration under paragraph (a) above, the Company covenants and agrees as follows:

          (1) The Company shall use its best efforts to file a registration statement within sixty (60) days of receipt of any demand therefor, or in the event the Company does not qualify for the use of Form S-8 or similar form, as soon as practicable after the Company becomes qualified to use such form, and to have any registration statement declared effective at the earliest possible time and, to the extent applicable, shall furnish each Option Holder desiring to sell securities registered thereby such number of prospectuses as shall reasonably be requested.

          (2) The Company shall pay all costs, fees and expenses in connection with the registration statement filed pursuant to paragraph (a) above.

          (3) The Company will take all necessary action which may be required in qualifying or registering the securities included in the registration statement for offer and sale under the securities or blue sky laws of such states as reasonably are requested by the Option Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

          (4) Nothing contained in this Agreement shall be construed as requiring the Option Holder(s) to exercise their options prior to the initial filing of any registration statement or the effectiveness thereof, other than as may be required by the terms of the Plan.

          (5) The Company shall not permit the inclusion of any securities other than the options and the securities underlying the options to be included in any registration statement filed pursuant to paragraph (a) hereof.

                          ALASKA APOLLO RESOURCES INC.
                        131 PROSPEROUS PLACE, SUITE 17-A
                         LEXINGTON, KENTUCKY 40509-1844

                                     PROXY

     THIS PROXY IS SOLICITED BY THE MANAGEMENT OF ALASKA APOLLO RESOURCES INC. (THE "COMPANY") FOR THE ANNUAL GENERAL MEETING OF ITS SHAREHOLDERS (THE "MEETING") TO BE HELD ON JUNE 25, 1997.

     The undersigned hereby appoints William S. Daugherty, the Chairman of the Board and President of the Company, or failing him, James K. Klyman-Mowczan, a director of the Company, or instead of either of the foregoing, (insert name)
 _________________________ , as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 25, 1997 at 10:00 a.m., Vancouver, British Columbia time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1. Fixing the Number of Directors.

   Vote FOR [ ] AGAINST [ ] the resolution fixing the size of the Board of Directors at three.

2. Election of Directors.

   The nominees proposed by management are:

   William S. Daugherty
   James K. Klyman-Mowczan
   Charles E. Cotterell

   Vote FOR [ ] the election of all nominees listed above (EXCEPT THOSE WHOSE NAMES THE UNDERSIGNED HAS DELETED).

   WITHHOLD [ ] vote.

3. Approval of the Company's 1997 Stock Option Plan.

   Vote FOR [ ] AGAINST [ ] the resolution approving the Company's 1997 Stock Option Plan.

4. Auditors.

   Vote FOR [ ] WITHHOLD [ ] vote on the resolution to appoint Kraft, Rothman, Berger, Grill, Schwartz & Cohen, Chartered Accountants, as auditors of the Company at the remuneration to be fixed by the Board of Directors.

5. Upon any other matter that properly comes before the Meeting.

                         RETURN THIS PROXY IMMEDIATELY.

                                               (to be completed on reverse side)

THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

Dated  ____________________________  , 1997.

--------------------------------------------------------------------------------
Signature of Shareholder

--------------------------------------------------------------------------------
Printed Name of Shareholder

A PROXY WILL NOT BE VALID UNLESS THE FORM OF PROXY IS DATED, DULY EXECUTED AND DELIVERED TO THE OFFICE OF PACIFIC CORPORATE TRUST COMPANY, 625 HOWE STREET, SUITE 830, VANCOUVER, BRITISH COLUMBIA V6C 3B8, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

Joint owners should each sign the proxy and where the proxy is signed by a corporation either its common seal must be affixed to the proxy or it should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the proxy.

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT AND WHERE A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON IS SPECIFIED, THE SHARES WILL BE VOTED ON ANY BALLOT IN ACCORDANCE WITH SUCH SPECIFICATION.

              (PLEASE ADVISE THE COMPANY OF ANY CHANGE OF ADDRESS)